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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: April 22, 2002
(Date of earliest event reported)



                  ABN AMRO Mortgage Corporation, Series 2002-4
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                333-73036                36-3886007
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)         Identification No.)

135 South LaSalle Street                                         60603
                                                                 -----
Chicago, Illinois                                              (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (312) 904-2000


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Item 5. OTHER EVENTS.

        Filing of Certain Materials

                Pursuant to Rule 424(b) (5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), ABN AMRO Mortgage Corporation (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Multi-Class Mortgage Pass-Through Certificates, Series 2002-4 (the "Certificates"). Incorporation of Certain Documents by Reference
                The consolidated balance sheets of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and December 31, 2000 and the related consolidate statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.
                In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-73036) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.


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*Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 22, 2002 and the prospectus supplement dated April 22, 2002, of ABN AMRO Mortgage Corporation, relating to its Multi-Class Mortgage Pass-Through Certificates, Series 2002-4.

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   FINANCIAL STATEMENTS.

               Not applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

        (c)    EXHIBITS:

               23.1    Consents of PWC.




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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           ABN AMRO MORTGAGE
                                           CORPORATION

                                           By: /s/ Maria Fregosi
                                              ------------------------------
                                           Name:   Maria Fregosi
                                           Title:  Vice President


Dated: April 22, 2002





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                                     EXHIBIT
                                      INDEX


              Item 601 (a) of     Sequentially
Exhibit       Regulation S-K      Numbered
Number        Exhibit No.         Description                  Page
------        -----------         -----------                  ----
   1             23.1             Accountant's Consent          5